Exhibit 10.26AQ

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.  SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

FORTY-NINTH AMENDMENT

TO

CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

SCHEDULE AMENDMENT

This Forty-ninth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Consolidated CSG Master Subscriber Management System Agreement effective as of August 1, 2017 (CSG document no. 4114281), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms. The effective date of this Amendment is the date last signed below (the “Amendment Effective Date”).

WHEREAS, pursuant to the Agreement, as more particularly described in that certain Twentieth Amendment to the Agreement (CSG document no. 4123172) executed by the parties and effective as of January 18, 2019, Customer requested and CSG agreed to provide “CSG Composed XML Output” Services, pursuant to Schedule C to the Agreement; and

WHEREAS, Customer has requested and CSG agrees to provide additional enhanced availability to Customer of the CSG Composed XML Output Services, pursuant to the terms hereunder.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and Customer agree as follows:

1.

Upon execution of this Amendment and pursuant to the terms and conditions of the Agreement, Schedule F, “Fees,” Section 1., “CSG Services,” subsection III., “Payment Procurement,” subsection A, “Direct Solutions (Print and Mail),” subsection 15, “CSG Composed XML Output,” is amended to add the following new subsection (c), “Enhanced Availability Recurring Fees,” and Note 36:

Description	Frequency	Fee
15. CSG Composed XML Output
(c) Enhanced Availability Recurring Fees (Note 36)
i. Statement Pulls available for a rolling [*********** (**) ******].	[*******]	$[********]

Note 36: Enhanced Availability CSG Composed XML Output will allow for retrieval by Customer from the API of Composed XML Output for a rolling [*********** (**) ******].  Should Customer choose to terminate the Enhanced Availability CSG Composed XML Output Services, Customer will provide CSG with no less than [********** (**) ***** ***** ******] of such discontinuance.

Exhibit 10.26AQ

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the Effective Date (defined above).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Michael Ciszek	By: /s/ Gregory L. Cannon
Title: SVP Billing Strategy & Design	Title: SVP, General Counsel & Secretary
Name: Michael Ciszek	Name: Gregory L. Cannon
Date: Mar 11, 2021	Date: Mar 11, 2021